UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    June 2, 2005

TECHNOCONCEPTS, INC.

 (Exact name of Company as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-90682 (Commission File Number)	84-1605055 (IRS Employer Identification No.)

6060 Sepulveda Blvd., Suite 202, Van Nuys, CA  91411

(Address of principal executive offices)       (Zip Code)

Company's telephone number, including area code     (818) 988-3364)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

TechnoConcepts, Inc. (the “Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Commission on June 9, 20058, 2005. This Amendment No. 1 provides the historical audited financial statements of Asante Technologies, Inc. as of October 2, 2004 and the unaudited pro forma financial information of the Company as of June 2, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) The following financial statements and exhibits are filed as part of this report where indicated:

Financial statements of the business acquired

The following audited financial statements of Asante Technologies, Inc. are included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Report of the Independent Registered Public Accounting Firm

Balance Sheet as of October 2, 2004 and September 27, 2003

Statements of Operations for the years ended October 2, 2004 and September 27, 2003

Statements of Cash Flow for the years ended October 2, 2004 and September 27, 2003

Statements of Stockholders’ Equity for the years ended October 2, 2004, September 27, 2003 and September 28, 2002

Notes to Financial Statements.

 (b) Pro forma financial information

The following unaudited pro forma information of TechnoConcepts, Inc. and Asante Technologies, Inc. is included as Exhibit 99.2 to this Current Report on Form 8-K/A.

Unaudited Pro Forma Balance Sheet as of June 2, 2005

Unaudited Pro Forma Statements of Operations as of June 2, 2005

(c) Exhibits.

2.01

Agreement and Plan of Acquisition among Asante Technologies, Inc., TechnoConcepts, Inc. and Asante Acquisition Corp.  *

2.02

Earn-Out Agreement among Asante Technologies, Inc., TechnoConcepts, Inc. and Asante Acquisition Corp.  *

2.03

Employment Agreement between TechnoConcepts, Inc. and Jeff Lin.  *

*Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Commission on June 9, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOCONCEPTS, INC.

Date: August 16, 2005

By: /s/ Michael Handelman

Name:  Michael Handelman

Title:   Chief Financial Officer

Exhibit Index

Exhibit Number

Description

99.1

Report of the Independent Registered Public Accounting Firm

Balance Sheet as of October 2, 2004 and September 27, 2003

Statements of Operations for the years ended October 2, 2004 and September 27, 2003

Statements of Cash Flow for the years ended October 2, 2004 and September 27, 2003

Statements of Stockholders’ Equity for the years ended October 2, 2004, September 27, 2003 and September 28, 2002

Notes to Financial Statements

99.2

Unaudited Pro Forma Balance Sheet as of June 2, 2005

Unaudited Pro Forma Statements of Operations as of June 2, 2005